A
S                                 MUTUAL FUNDS
H                                  PROSPECTUS
P                                March 26, 2004
O
R                                LARGE CAP FUND
T                              SMALL/MID CAP FUND
                            GLOBAL FIXED INCOME FUND

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS
================================================================================


     Principal Investment Objectives, Strategies & Risks.........4

     The Fund's Past Performance ................................8

     Fees and Expenses of the Funds ............................12

     Additional Investment Policies ............................15

     Management of the Funds ...................................16

     Purchases and Redeeming Fund Shares .......................18

     Net Asset Value ...........................................21

     Classes of Fund Shares ....................................22

     Dividend and Distribution Information .....................23

     Taxes .....................................................23

     Financial Highlights ......................................24

     Privacy Information Statement .............................27

     For More Information ......................................28

This Prospectus contains important information you should know before investing in any Fund as a shareholder. This information is arranged into different sections for easy reading and future reference. Each Fund is a diversified, open-end investment company. To obtain more information about the Ashport Mutual Funds (the "Trust"), please refer to the back cover of this Prospectus.

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES & RISK
================================================================================

LARGE CAP FUND

     INVESTMENT OBJECTIVE - The investment objective of the Large Cap Fund is to achieve long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES - Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in equity securities of companies that StateTrust Capital, LLC, (the "Adviser") believes have strong sales, earnings growth and capital appreciation potential. Target companies normally have market capitalizations of at least $10 billion at the time of purchase. The Fund may also invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund further may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices purchasing put options to hedge or writing covered calls to increase income to offset market declines on securities or stock indices. You should not invest in this Fund if your principal objective is assured income or capital preservation.

     The Adviser selects specific stocks that it believes have the potential for strong sales, earnings growth and capital appreciation. The Fund takes a long-term view of each stock it buys, holding each company until its longterm growth potential no longer meets the Fund's requirements. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell. This Fund seeks to invest in well-known and established companies. Generally the Adviser attempts to identify companies with growth rates that will exceed that of the Standard & Poor's 500 Index ("S&P 500 Index").

     Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised. The Adviser buys and sells securities for the Fund without regard to the length of time the security has been held, so this Fund is likely to have high (greater than 100%) annual portfolio turnover.

     Under abnormal market conditions, this Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

     PRINCIPAL RISKS OF INVESTMENT - Like any investment, an investment in this Fund is subject to risk and you could lose money. The value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets have large long term fluctuations as well as significant day to day variability. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund is subject to the risk that its market segment, securities of large cap companies, may underperform other market segments or the equity markets as a whole. This Fund may invest in non-U.S. investments which may be riskier than U.S. investments due to fluctuations in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

SMALL/MID CAP FUND

     INVESTMENT OBJECTIVE - The investment objective of the Small/Mid Cap Fund is to achieve above-average total return, consistent with reasonable risks.

     PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its objective by normally investing at least 80% of its total assets in equity securities of companies that the Adviser believes are undervalued and with market capitalization between $300 million and $10 billion. The Adviser selects specific stocks that it believes are currently undervalued using certain financial measurements, such as price-to-earnings ratios, dividend income potential, and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may invest in non-U.S. securities. Generally the Adviser attempts to identify companies with growth rates that meet or exceed the Standard & Poor's Mid-Cap and the Russell 2000 Indices.

     For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices purchasing put options to hedge or writing covered calls to increase income to offset market declines on securities or stock indices.

     PRINCIPAL RISKS OF INVESTMENT - Like any investment, an investment in this Fund is subject to risk and you could lose money. The value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets have large long-term fluctuations as well as significant day to day variability. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund's investment objective causes it to be riskier than many funds and you could lose money. The Fund may have a high turnover of its portfolio. You should not invest in this Fund if your principal objective is assured income or capital preservation. This Fund is subject to the risk that its market segment, securities of small and mid cap companies, may underperform other market segments or the equity markets as a whole. This Fund may invest in non-U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

GLOBAL FIXED INCOME FUND

     INVESTMENT OBJECTIVE - The investment objective of this Fund is to achieve high income and capital appreciation consistent with reasonable risk.

     PRINCIPAL INVESTMENT STRATEGIES - This Fund seeks to achieve its objective by investing principally in debt securities of issuers located in the United States and outside of the United States. Investment in debt securities of issuers located outside the United States will normally vary between 30% and 80% of the Fund's total assets. Debt securities include convertible and non-convertible debt securities of foreign and domestic companies. Also the Fund may invest in preferred stock. These investments will include debt securities of both well-known and established and new and lesser known companies. The Fund may invest in securities of issuers located in economically developing countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund may hedge its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated "BBB" or lower by Moody's Investor Service, Inc. ("Moody's") and Standard &Poor's Rating Group ("S&P"), or if unrated, determined by the Adviser to be of comparable quality. This Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or assetbacked securities. When the Adviser deems market conditions warrant, this Fund may hold a majority of its portfolio in a cash position.

     The Adviser seeks to manage the maturities of the securities in the portfolio in the anticipation of the movement of interest rates and relative yields. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing this Fund by allocating assets across different market sectors and maturities. Other techniques to select investments include analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer.

     The average maturity of this Fund's portfolio will be adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest patterns. Normally the Fund will invest at least 30% of its assets in debt securities of issuers located in at least three countries (one of which may be the United States). Under normal circumstances, the Fund may invest at least 65% of the value of its total assets in a combination of U.S. dollar denominated bonds of non-U.S. issuers, mortgage-backed securities, asset-backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. However, the Fund may hold up to 100% of its assets in cash and shortterm fixed income securities and may enter into repurchase agreements for temporary defensive purposes. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

     The Fund takes a long-term view of each security it buys, holding each note until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser shall also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised. In addition, as each issue undergoes a thorough credit and quality analysis, the Adviser may sell when the credit or quality of the bond has slipped to a Sub Par quality rating than the Adviser deems acceptable. General interest rate expectation may also cause the Adviser to trade securities.

     The Fund may invest in bonds, including municipal bonds (taxable and tax exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's, or AAA, AA, A or SP-1 by S&P, U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P and other fixed income securities subject to the restrictions herein.

     The Fund may invest up to 20% of its total assets in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

     PRINCIPAL RISKS OF INVESTMENT - While this Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. The Fund is also subject to the following specific risks:

     o Interest rate risk, which relates to changes in the value of the bonds as interest rates change;

     o Credit risk, which is the risk that the issuer will not make promised interest or principal payments;

     o Prepayment risk, which is the risk that issuers may prepay principal earlier than scheduled;

     o    Risks of political, social and economic developments;

     o Foreign investment risk, which is the risk that foreign securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies;

     o Currency risk, which is the risk that foreign currencies to which the fund is exposed will decline in value relative to the U.S. dollar;

     o Exposure risk, which is the risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the Fund could gain or lose on an investment; and

     o Adverse hedging results: exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. How ever, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer maturity and lower coupon rates tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities and/or higher coupons. Furthermore, during periods of particularly volatile market conditions, this Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses.

THE FUNDS' PAST PERFORMANCE
--------------------------------------------------------------------------------

     The following bar charts and tables illustrate the risks of investing in each Fund by showing changes in each Fund's performance from year to year (since inception 2001) and by showing how each Fund's average annual returns for the most recent calendar year and life of the Fund compare to those of a broad-based securities market index, which is a broad measure of market performance. As with all mutual funds, each Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the bar charts and tables assume the reinvestment of dividends and distributions. The annual returns referenced in the bar charts do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

                   Annual Total Returns: Large Cap Fund
Life of the Fund Class A Shares (from 12/20/01-12/31/03) -2.39%
Life of the Fund Class C Shares (from 12/18/02-12/31/03) 28.91%

[BAR CHART]

    -28.80%              36.59%              34.33%

(Class A) 2002      (Class A ) 2003     (Class C) 2003

During the period shown in the bar chart: For Class A shares, the highest return for a quarter was 135.84% (quarter ending 06/30/03) and the lowest return for a quarter was -70.52% (quarter ending 9/30/02). For Class C shares, the highest return for a quarter was 133.39% (06/30/03) and the lowest return for a quarter was -4.52% (3/31/03). Based on an annualized return.

The average annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

For the quarter ended February 29, 2004 the Fund's average annual total returns
were:                                   Class A: -21.42%    Class C: -25.42%

Life of the Fund (Class) to the period ended February 29, 2004 the Fund's
average annual total returns were:      Class A: -0.16%     Class C: 28.12%

                               -------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                One Year Ended     Commencement of the Class to
                               December 31, 2003   Year Ended December 31, 2003+
--------------------------------------------------------------------------------
 Large Cap Fund Class A
 Return Before Taxes                36.59%                    - 2.39%
--------------------------------------------------------------------------------
 Large Cap Fund Class A
 Return After Taxes on              36.59%                    - 2.39%
 Distributions ++
--------------------------------------------------------------------------------
 Large Cap Fund Class A
 Return After Taxes on
 Distrubutions                      23.78%                    - 2.39%
 and Sale of Fund Shares ++
--------------------------------------------------------------------------------
 Large Cap Fund Class C
 Return Before Taxes                34.33%                     28.91%
--------------------------------------------------------------------------------
 Large Cap Fund Class C
 Return After Taxes on              34.33%                     28.91%
 Distributions ++
--------------------------------------------------------------------------------
 Large Cap Fund Class C
 Return After Taxes on
 Distrubutions                      22.31%                     18.79%
 and Sale of Fund Shares ++
--------------------------------------------------------------------------------
 S&P Barra Growth Index*            23.85%                     -4.62% Class A
                                                               24.81% Class C
--------------------------------------------------------------------------------
+ Class A commenced operations on December 20, 2001 and Class C commenced operations on December 18, 2002.
* The S & P 500(R) Barra Growth & Value Index is designed to track two of the predominant investment styles in the U.S. equity market. The returns for the Index do not include any sales charges, fees, or other expenses.
++   Based on a 35% maximum tax rate.

                  Annual Total Returns: Small/Mid Cap Fund
Life of the Fund Class A Shares (from 12/20/01-12/31/03) 0.98%

[BAR CHART]

            -4.08               8.40%
             2002               2003

During the periods shown in the bar chart: For Class A shares, the highest return for a quarter was 57.26% (quarter ending 06/30/03) and the lowest return for a quarter was -29.93% (quarter ending 03/31/03). Based on an annualized return.

As of the date of this prospectus, Class C shares of the Small/Mid Cap Fund did not have one full year of performance.

For the quarter ended February 29, 2004 the Fund's Class A shares average annual total returns was -9.19% and from life of the Fund to the period ended February 29, 2004 was 0.93%.

                              --------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                               One Year Ended       Commencement of the Class to
                              December 31, 2003    Year Ended December 31, 2003+
--------------------------------------------------------------------------------
 Small/Mid Cap Fund Class A
 Return Before Taxes                8.40%                      0.98%
--------------------------------------------------------------------------------
 Small/Mid Cap Fund Class A
 Return After Taxes on              8.40%                      0.98%
 Distributions ++
--------------------------------------------------------------------------------
 Small/Mid Cap Fund Class A
 Return After Taxes on
 Distributions                      5.47%                      0.64%
 and Sale of Fund Shares ++
--------------------------------------------------------------------------------
 S&P Mid-Cap 400*                  34.02%                      7.64%
--------------------------------------------------------------------------------
+ Class A commenced operations on December 20, 2001 and Class C commenced operations on April 11, 2003
* The S & P 400(R) is the Standard & Poor's Composite Index of 400 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 400 do not include any sales charges, fees or other expenses. The returns for the Index do not include any sales charges, or other expenses.
++   Based on a 35% maximum tax rate.

10
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          Annual Total Returns: Global Fixed Income Fund
Life of the Fund Class A Shares (from 12/20/01-12/31/03) -1.79%
Life of the Fund Class C Shares (from 12/18/02-12/31/03) -0.70%

[BAR CHART]

      -2.32%             -0.31%             -0.93%
 (Class A) 2002     (Class A) 2003      (Class C) 2003

During the period shown in the bar chart: For Class A shares, the highest return for a quarter was16.74% (quarter ending 12/31/02) and the lowest return for a quarter was -21.34% (quarter ending 09/30/02). For Class C shares, the highest return for a quarter was 2.11% (03/31/03) and the lowest return for a quarter was -3.62% (09/30/03). Based on an annualized return.

PRIOR TO SEPTEMBER 17, 2003 THE FUND WAS KNOWN AS THE FIXED INCOME FUND AND WAS MANAGED UNDER DIFFERENT INVESTMENT POLICIES.

For the quarter ended February 29, 2004 the Fund's average annual total returns
were:                                   Class A: -2.06%     Class C: -1.25%

Life of the Fund (Class) to the period ended February 29, 2004 the Fund's
average annual total returns were:      Class A: -1.80%     Class C: -0.69%

                              --------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                               One Year Ended       Commencement of the Class to
                              December 31, 2003    Year Ended December 31, 2003+
--------------------------------------------------------------------------------
  Global Fixed Income
  Fund Class A
  Return Before Taxes               - 0.31%                   - 1.79%
--------------------------------------------------------------------------------
  Global Fixed Income
  Fund Class A
  Return After Taxes on             - 0.31%                   - 1.79%
  Distributions++
--------------------------------------------------------------------------------
  Global Fixed Income
  Fund Class A
  Return After Taxes on
  Distributions                     - 0.31%                   - 1.79%
  and Sale of Fund Shares++
--------------------------------------------------------------------------------
  Global Fixed Income
  Fund Class C
  Return Before Taxes               - 0.93%                   - 0.70%
--------------------------------------------------------------------------------
  Global Fixed Income
  Fund Class C
  Return After Taxes on             - 0.93%                   - 0.70%
  Distributions++
--------------------------------------------------------------------------------
  Global Fixed Income
  Fund Class A
  Return After Taxes on
  Distributions                     - 0.93%                   - 0.83%
  and Sale of Fund Shares++
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index*                         6.98%                     9.57% Class A
                                                                8.54% Class C
--------------------------------------------------------------------------------
+ Class A commenced operations on December 20, 2001 and Class C commenced operations on December 18, 2002.
* The Lehman Brothers Aggregate Bond Index is a widely recognized measure of the entire taxable U.S. bond market. The Index consists of more than 5,000 U.S. Treasuries, federal agency, mortgage-backed, and investment grade corporate securities, with a total market value exceeding $4 trillion. The returns for the Lehman Brothers Aggregate Bond Index do not include any sales charges, fees or other expenses. The returns for the Index do not include any sales charges, fees, or other expenses.
++   Based on a 35% maximum tax rate.

     After tax returns are calculated using the highest individual federal marginal income tax rates of 35% and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

     Ashport is a multiple class fund. The returns are shown for each class of the Fund. Thus, your actual returns may differ from those shown above.

     The Funds' shares are sold with a load fee. Load fees are not reflected in the charts. If shown, the return would be lower.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

     The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Funds. Each Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from a Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction fees directly, such as sales charges. The numbers below are based on the expenses of each Fund during the fiscal year ended November 30, 2003.

--------------------------------------------------------------------------------
    Shareholder Fees (fees paid directly from your
    investment and is applicable to the Funds)             Class A   Class C
--------------------------------------------------------------------------------
    Maximum sales charge imposed on purchases                4.75%    1.00%
    (as a percentage of offering price)
--------------------------------------------------------------------------------
    Maximum sales charge imposed on reinvested               None     None
    dividends (as a percentage of net assets)
--------------------------------------------------------------------------------
    Maximum deferred sales charge (as a percentage of        None     None
    original purchase price or redemption proceeds,
    as applicable)
--------------------------------------------------------------------------------
    Redemption Fee                                           2.00%    2.00%
    (for redemptions made within 5 days of your purchase) *
--------------------------------------------------------------------------------
    Exchange Fee                                             None     None
--------------------------------------------------------------------------------
* Wire charges may apply to redemptions by wire. See details under the redemption section.

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

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS):

     These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

      -------------------------------------------------------------------------

         LARGE CAP FUND                                 CLASS A    CLASS C
      -------------------------------------------------------------------------
         Management Fee                                  1.25%      1.25%
         Distribution (12b-1)and Service Fees (a)        0.25%      1.00%
         Other Expenses (b)                              1.18%      0.39%
         Total Annual Operating Expenses (c)             2.68%      2.64%
      -------------------------------------------------------------------------
         SMALL/MID CAP FUND                             CLASS A    CLASS C
      -------------------------------------------------------------------------
         Management Fee                                  1.25%      1.25%
         Distribution (12b-1)and Service Fees (a)        0.25%      1.00%
         Other Expenses (b)                              1.48%      0.29%
         Total Annual Operating Expenses (c)             2.98%      2.54%
      -------------------------------------------------------------------------
         GLOBAL FIXED INCOME FUND                       CLASS A    CLASS C
      -------------------------------------------------------------------------
         Management Fee                                  0.50%      0.50%
         Distribution (12b-1)and Service Fees (a)        0.25%      0.75%
         Other Expenses (b)                              2.73%      2.23%
         Total Annual Operating Expenses (c)             3.48%      3.48%
      -------------------------------------------------------------------------

(a) Each Fund has adopted a Rule 12b-1 Plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(b) Other expenses include custody fees, administrative fees, legal fees and audit expenses.
(c) Effective March 1, 2004, the Adviser has undertaken, in writing, to limit each Fund's Total Annual Fund Operating Expenses to 3.0%. The cap is computed daily at the Fund level which may cause certain Fund shares classes to go above the cap. The portion above the cap is called the Fee Waiver & Expense Reimbursement and may be recovered by the Adviser during the next three years after the end of the fiscal year when the expenses were incurred. After that period the Fund is not obligated to pay any such fees.

     The Examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Examples also assume that your investment has a 5% return each year and that each Fund's operating expenses would remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ---------------------------------------------------------------------
      LARGE CAP FUND            1 YEAR    3 YEARS    5 YEARS   10 YEARS
     ---------------------------------------------------------------------
      CLASS A                   $ 730     $ 1,257    $ 1,808   $ 3,285

      CLASS C                   $ 361       $ 902    $ 1,466   $ 2,992
     ---------------------------------------------------------------------
      SMALL/MID CAP FUND        1 YEAR    3 YEARS    5 YEARS   10 YEARS
     ---------------------------------------------------------------------

      CLASS A                   $ 759     $ 1,343    $ 1,948   $ 3,162

      CLASS C                   $ 351       $ 872    $ 1,417   $ 2,896
     ---------------------------------------------------------------------
      GLOBAL FIXED INCOME FUND 1 YEAR     3 YEARS    5 YEARS   10 YEARS
     ---------------------------------------------------------------------

      CLASS A                   $ 806     $ 1,483    $ 2,178   $ 3,998

      CLASS C                   $ 445     $ 1,148    $ 1,870   $ 3,762
     ---------------------------------------------------------------------

     Assumes all expenses are charged at the beginning of the year. Class C Shares, after 8 years, convert to Class A Shares. Includes sales load fee charges.

ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

Change in Market Capitalization

     The Large Cap Fund and the Small/Mid Cap Fund specify a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth for the Small/Mid Cap Fund or a value decline for the Large Cap Fund, the Fund may continue to hold the security if, in the Adviser's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies.

Portfolio Turnover Rate

     The Funds may experience a high portfolio turnover rate. High portfolio turnover rates may increase costs to the Funds, may negatively affect Fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

Termination of a Fund

     There can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to that Fund's shareholders. In the event of liquidation, shareholders will receive a liquidating distribution in cash equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

Non-U.S. Securities

     The Funds may each invest in non-U.S. securities. There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is a possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds' or other assets of a non-U.S. issuer, including the withholding of dividends.

Currency Risk

     The Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currencydenominated securities may reduce the returns of such Fund.

Options

     A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Large Cap and Small/Mid Cap Funds may write covered call options, which is the sell of a call option while holding the underlying security, or purchase put options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Investment Adviser

     StateTrust Capital, LLC (the "Adviser" or "StateTrust") with offices at 800 Brickell Avenue, Suite 103, Miami, Florida 33131 serves as investment adviser for the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

     The Adviser is a Delaware Limited Liability Corporation and is registered as an investment adviser with the Securities and Exchange Commission. The Adviser also serves as adviser, fund administrator and transfer agent for the Ashport and Val-House Offshore Funds.

     The Large Cap Fund and the Small/Mid Cap Fund each pay the Adviser an annual fee, calculated daily and paid monthly, equal to an annual rate of 1.25% of the average daily net assets of each Fund. The Global Fixed Income Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.50% of the average daily net assets of the Fund. In the interest of limiting expenses of the Funds, as of March 1, 2004 the Adviser has agreed to waive or limit its fees and to assume other expense, so that the total operating expenses of any Fund will not exceed 3.0% in one year calculated on a daily basis. The cap is computed daily at the Fund level which may cause certain Fund shares classes to go above the cap. The Fee Waiver & Expense Reimbursement may be recovered by the Adviser for three years, after the end of the fiscal year in which the fee was deffered.

Portfolio Managers

     Mr. Joseph Turnes serves as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of the StateTrust Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

     David Vurgait is a shareholder, director and adviser of the Investment Manager. Mr. Vurgait serves as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc. (ACM ) from 1996 through 1999. Prior to 1996, Mr. Vurgait served as an Associate Senior for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School at the University of Pennsylvania, McGill University and Universidad Simon Bolivar.

Rule 12b-1 Plan

     The Trust on behalf of each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Funds' on an annual basis of 0.25% with respect to Class A shares and 1.00% with respect to Class C shares of its average daily net assets attributable to finance distribution of such Fund shares or pay shareholder service fees. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class A or Class C shares. Payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges in ongoing basis. Due to the payment of 12b-1 fees, longterm shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

PURCHASE AND REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

Purchasing Shares

     Shares of the Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through StateTrust Investment, Inc. the Funds' distributor, or by contacting your securities dealer.

     The minimum initial investment in each Fund is $500. The minimum for additional investments is $250. These minimums may be waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds.

     The Funds offer Class A and Class C shares. Class A and Class C shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase. Class A shares are subject to a distribution and service charge of 0.25% of the average daily net assets of the Fund. Class C shares have a lower initial sales charge than Class A shares, but are subject to a higher distribution and service fee of 1.00% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------
Net Asset Value:

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. Some liabilities may differ by class of share. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Fund believe in good faith would accurately reflect their fair value.
--------------------------------------------------------------------------------

Purchasing and Redeeming Fund Shares

     You may open an account with an initial investment of $500. To open the account you must complete an application and send it along with a check made payable to the Ashport Mutual Funds by mail to:

                    Ashport Mutual Funds
                    c/o StateTrust Capital, LLC
                    800 Brickell Avenue, Suite 103
                    Miami, FL 33131

     You may open an account by telephone or wire by calling the transfer agent at 888-282-2290 to receive an account number. Complete and mail the application with the new account number to:

                    Ashport Mutual Funds
                    c/o StateTrust Capital, LLC
                    800 Brickell Avenue, Suite 103
                    Miami, FL 33131

     To wire funds you must provide your bank with funds and the following information:

                    Wachovia Bank
                    ABA # 031-201-467
                    c/o Ashport Mutual Funds
                    RE: Ashport_____________________________Fund
                    Account #_______________________________

                    Account of (Name of Registered Owners)

     Additional investments ($250.00 minimum) may be made in the same way by sending a check made payable to the Ashport Funds and including your name and account number. The offering price of fund shares is the net asset value plus the applicable sales charge.

Redeeming Shares

     You may sell your shares by writing to the Funds at the above address or by calling the Funds at 888-282-2290. Proceeds of the redemption will be mailed to your address of record based on the next calculation of the NAV after the order is placed. The Funds will impose a redemption fee of 2% of your purchase price for all redemptions made within five days of purchase. Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account may be sold at the net asset value, and a check will be mailed to the address of record. Management reserves the right to waive such redemption fee in the case of an unanticipated financial emergency, upon receipt of a written request from the shareholder. Ordinarily, the Fund will issue your redemption check within seven business days after the transfer agent receives your redemption request. However, if your investment was made by check, the Fund may delay sending the check until the investment check has cleared, or for fifteen days, whichever comes first. The Fund may reject any purchase order. There is a $25.00 charge for wire transfer redemption.

     By telephone, you may use Ashport's telephone redemption procedure to redeem shares valuing less than $100,000. For amounts over $100,000 the Funds require that you submit a letter with a signature guarantee by a bank, broker/dealer or certain other financial institutions is required.

Transfer within the Ashport Family

     Any shareholder may at any time transfer in partial or all of their investment from one Fund to another within the same Class of shares by redeeming from one Fund and subscribing to the other. However, any transfer from the Ashport Global Fixed Income Fund Inc. to any of the other Funds shall cause an additional sales charge of the difference between the up front sales charges described above. To exchange your shares, send a letter to Ashport's investor services. Telephone exchanges are currently available up to $100,000.

Customer Identification Program

     Federal law requires the Trust, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Abusive Trading Practices

     To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

     The Funds have an Anti-Money Laundering Program in place and conduct verification of new shareholders. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. Some liabilities may differ by class of share. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Funds believe in good faith would accurately reflect their fair value.

CLASSES OF FUND SHARES
--------------------------------------------------------------------------------

     Each Fund offers two classes of shares which impose different sales charges. The differences between the classes are described as follows:

  Class A shares:    Sales Charge as a %    Sales Charge as a %       Dealer
  Amount Invested     of Offering Price    of Net Amount Invested   Reallowance
--------------------------------------------------------------------------------
  Less than $ 100,000         4.75%                 4.99%              4.75%
--------------------------------------------------------------------------------
  $100,000 to $249,999        4.00%                 4.17%              4.00%
--------------------------------------------------------------------------------
  $250,000 to $499,999        3.00%                 3.09%              3.00%
--------------------------------------------------------------------------------
  $500,000 and over           2.25%                 2.30%              2.25%
--------------------------------------------------------------------------------
  Class C shares:
  $1 and over                 1.00%                 1.01%              1.00%
--------------------------------------------------------------------------------

     Each class of shares is identical in all respects except that each class bears different distribution and service fees corresponding with the different sales charge rates. Class A shares have a Distribution (12b-1) and Service Fee of 0.25% of the average daily net assets of each Fund. Class C shares have a Distribution (12b-1) and Service Fee of 1.00% for eight years, after which timecharges imposed on the conversion.

     The minimum initial investment amount for the funds is $500. The minimum subsequent purchase amount for the portfolio is $250.

     STATEMENTS. Each time there is activity in your account, i.e. a purchase or sale, the Funds will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

     DISTRIBUTION AND SERVICE FEES. Distribution and Service Fees are used to compensate the Funds' Distributor ("Distributor") for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

     Distribution fees also allow the Distributor to compensate broker-dealers or other persons for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.

DIVIDEND AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------

     The Funds distribute at least annually any net investment income and any net realized capital gains. The Funds may also make distributions on a more frequent basis to comply with Federal tax requirements. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

     For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you elect to have distributions paid in cash, the Funds will mail a check to your address of record or your Ashport Funds Account may be credited instead of purchasing more shares of your Fund. There are no sales charges on dividend reinvestment.

TAXES
--------------------------------------------------------------------------------

     As with any investment, you should consider how your investment in the Funds would be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. It is anticipated that each January, Ashport Mutual Funds will mail you a form indicating the federal tax status of dividends and capital gains distributions earned from your securities, including the Funds, held within your Account. For individuals, long-term capital gains are generally subject to a lower tax rate. Long-term and shortterm holding periods are defined by the Internal Revenue Service code and are subject to change by Congress. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

     When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

     As a shareholder, you must provide the Funds with correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 35% of your taxable distributions and redemptions. Federal law also requires the Ashport Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     Please see the "Statement of Additional Information" for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or for the life of the Fund, if less. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class A and C shares assuming the reinvestment of all distributions. This information has been audited by Kaufman, Rossin & Co., independent auditors, whose report along with the Funds' financial statements and related notes are included in the Annual Report, which is available upon request, without charge.

LARGE CAP FUND

     For the year ended November 30, 2003 and for the period from inception (December 20, 2001) through November 30, 2002.
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding throughout the period):
                                                2003                   2002
--------------------------------------------------------------------------------
                                      CLASS A        CLASS C2        CLASS A4
--------------------------------------------------------------------------------
Net asset value,
beginning of period                 $     7.53      $     7.28      $    10.00
--------------------------------------------------------------------------------
Operations
   Net investment loss5                  (0.12)          (0.12)          (0.16)
--------------------------------------------------------------------------------
   Net realized and unrealized
     gain (loss) on investments6          1.85            2.06           (2.31)
--------------------------------------------------------------------------------
Total from investment operations          1.73            1.94           (2.47)
--------------------------------------------------------------------------------
Net asset value, end of period      $     9.26      $     9.22      $     7.53
--------------------------------------------------------------------------------
Total return (loss)1                    22.97%          26.65%         (24.70%)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
Net Assets, End of Period           $  218,054      $  387,298      $   34,327
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------
Expenses before fees waived
and expenses reimbursed                 13.88%          13.66%3         87.30%3
--------------------------------------------------------------------------------
Fees waived and expenses
reimbursed                             (11.20%)        (11.02%3)       (83.38%3)
--------------------------------------------------------------------------------
Net expenses                             2.68%           2.64%3          3.92%3
--------------------------------------------------------------------------------
Net investment loss                     (1.45%)         (1.42%)         (2.73%3)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                   826%            826%            298%
--------------------------------------------------------------------------------

1 Sales fees are not reflected and total return is not annualized for periods less than one year.
2    Inception date was December 18, 2002.
3    Annualized.
4    As of November 30, 2002, no "Class C" shares had been issued.
5 Calculated by dividing net investment income (loss) by the number of average shares outstanding during the period.
6 The amount in this caption may not agree to the change in aggregate gains and losses for the period, as these figures are balancing amounts necessary to reconcile the change in net asset value per share with other per share information presented.

SMALL/MID CAP FUND

     For the year ended November 30, 2003 and for the period from inception (December 20, 2001) through November 30, 2002.

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding throughout the period):
                                                2003                   2002
--------------------------------------------------------------------------------
                                       CLASS A        CLASS C2        CLASS A4
--------------------------------------------------------------------------------
Net asset value,
beginning of period                  $     9.83      $     8.71      $    10.00
--------------------------------------------------------------------------------
Operations
    Net investment loss5                  (0.17)          (0.16)          (0.20)
--------------------------------------------------------------------------------
    Net realized and unrealized
      gain (loss) on investments6          0.45            1.52            0.03
--------------------------------------------------------------------------------
Total from investment operations           0.28            1.36           (0.17)
--------------------------------------------------------------------------------
Net asset value, end of period       $    10.11      $    10.07      $     9.83
--------------------------------------------------------------------------------
Total return (loss)1                      2.85%          15.61%          (1.70%)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
Net Assets, End of Period            $  219,918      $  240,248      $   51,088
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------
Expenses before fees waived
and expenses reimbursed                  18.74%          15.94%3         70.92%3
--------------------------------------------------------------------------------
Fees waived and expenses
reimbursed                              (15.76%)        (13.41%3)      (67.01%3)
--------------------------------------------------------------------------------
Net expenses                              2.98%           2.54%3          3.91%3
--------------------------------------------------------------------------------
Net investment loss                      (2.21%)         (1.88%)        (3.16%3)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    374%            374%              9%
--------------------------------------------------------------------------------

1 Sales fees are not reflected and total return is not annualized for periods less than one year.
2    Inception date was April 11, 2003.
3    Annualized.
4    As of November 30, 2002, no "Class C" shares had been issued.
5 Calculated by dividing net investment income (loss) by the number of average shares outstanding during the period.
6 The amount in this caption may not agree to the change in aggregate gains and losses for the period, as these figures are balancing amounts necessary to reconcile the change in net asset value per share with other per share information presented.

GLOBAL FIXED INCOME FUND

     For the year ended November 30, 2003 and for the period from inception (December 20, 2001) through November 30, 2002.

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding throughout the period):
                                                2003            2002
                                       CLASS A        CLASS C2        CLASS A4
--------------------------------------------------------------------------------
Net asset value,
beginning of period                  $     9.54      $     9.65      $    10.00
--------------------------------------------------------------------------------
Operations
    Net investment loss5                  (0.04)          (0.14)           0.21
--------------------------------------------------------------------------------
    Net realized and unrealized
      gain (loss) on investments6          0.08            0.09           (0.67)
--------------------------------------------------------------------------------
Total from investment operations           0.12           (0.05)          (0.46)
--------------------------------------------------------------------------------
Net asset value, end of period       $     9.66      $     9.60      $     9.54
--------------------------------------------------------------------------------
Total return (loss)1                       1.26%         (0.52%)         (4.60%)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
Net Assets, End of Period            $  166,334      $  239,785      $   31,788
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------
Expenses before fees waived
and expenses reimbursed                  13.92%          13.90%3         75.61%3
--------------------------------------------------------------------------------
Fees waived and expenses
reimbursed                              (10.44%)        (10.42%3)      (71.69%3)
--------------------------------------------------------------------------------
Net expenses                              3.48%           3.48%3          3.92%3
--------------------------------------------------------------------------------
Net investment loss                      (1.73%)         (1.73%)        (2.33%3)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    196%            196%            148%
--------------------------------------------------------------------------------

1 Sales fees are not reflected and total return is not annualized for periods less than one year.
2    Inception date was December 18, 2002.
3    Annualized.
4    As of November 30, 2002, no "Class C" shares had been issued.
5 Calculated by dividing net investment income (loss) by the number of average shares outstanding during the period.
6 The amount in this caption may not agree to the change in aggregate gains and losses for the period, as these figures are balancing amounts necessary to reconcile the change in net asset value per share with other per share information presented.

PRIVACY INFORMATION STATEMENT
--------------------------------------------------------------------------------

     As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

     In the course of doing business with you, we collect nonpublic information about you from the following sources:

     o Information we receive from you on applications or other forms, such as social security numbers, personal financial information, occupation, and birth date;

     o Information about your transactions with us, our affiliates or others such as payment history, account balances, assets, past transactions; and

     o Information we collect from you through your account inquiries by mail, e-mail or telephone.

     We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third party, except with prior consent or as permitted by law. Disclosure permitted by law includes information to our service providers, such as the transfer agent, custodian, shareholder communication firms, consultants and clearing firms. We only share with these service providers the information they need to provide those services and they are required to use this information only to provide the services.

     We maintain physical, electronic and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

FOR MORE INFORMATION

General Information and Other Available Information
--------------------------------------------------------------------------------

     The Funds send out a semi-annual report and an annual report to shareholders of the Ashport Funds. These reports include a list of the Funds' investments and financial statements. The annual report will contain a statement from the Fund's Adviser discussing market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

     The Funds have a Statement of Additional Information dated March 26, 2004 that contains additional information on all aspects of the Funds and is incorporated by reference into this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SEC's Public Reference Room in Washington, DC ( 1 - 202 - 942 - 8090 ) or email to the SEC at publicinfo@sec.gov or visit the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

                       Securities and Exchange Commission
                            Public Reference Section
                            Washington, DC 20549-6009
                  Payment of a duplicating fee may be required.

Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling Ashport Funds at (888) 282 - 2290 or go to www.ashport.com

                              Ashport Mutual Funds
                           SEC file number: 811-10301

                               Investment Adviser
                             StateTrust Capital, LLC
                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131

                         Administrator & Transfer Agent
                             StateTrust Capital, LLC
                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131

                                    Auditors
                             Kaufman, Rossin and Co.
                            2699 South Bayshore Drive
                                 Miami, FL 33133

                                    Custodian
                                  Wachovia Bank
                             123 South Broad Street
                             Philadelphia, PA 19109

                                   Distributor
                          StateTrust Investments, Inc.
                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131

                             NEW ACCOUNT APPLICATION
                              ASHPORT MUTUAL FUNDS
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     Please print.
1    REGISTRATION - INDIVIDUAL___ JOINT___ (SEE REVERSE)

ACCOUNT NAME(S)_________________________________________________________________

COUNTRY OF RESIDENCE____________________________________________________________

2 SOCIAL SECURITY   _____-_____-__________

3 ACCOUNT ADDRESS (SEE REVERSE)

All communication should be delivered to the address indicated below. If I do not indicate the address, all communications should be delivered to my bank/dealer named in Section 8 as my representative.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

TELEPHONE__________________________________E-MAIL_______________________________

4 INITIAL INVESTMENT

Payment must be made in U.S. dollars.

[ ]  Check enclosed for $______________, payable to Ashport Mutual Funds
[ ]  Wire transfer for $___________________.
Wire transfer payments should be made to the bank specified on the reverse side of this application.

5 INVESTMENT SELECTION (SEE REVERSE)

Indicate amount to be invested in each Fund.

[ ]  Ashport Global Fixed Income Fund            ("A" shares) $ ____________

[ ]  Ashport Large Cap Fund                      ("A" shares) $ ____________

[ ]  Ashport Small/Mid Cap Fund                  ("A" shares) $ ____________

[ ]  Ashport Global Fixed Income Fund            ("C" shares) $ ____________

[ ]  Ashport Large Cap Fund                      ("C" shares) $ ____________

[ ]  Ashport Small/Mid Cap Fund                  ("C" shares) $ ____________

                                                 (PLEASE COMPLETE REVERSE SIDE.)

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6 DISTRIBUTION OPTION (SEE REVERSE)

[ ]  Dividends and capital gain and distributions reinvested.
[ ]  Dividends and capital gain distributions in cash.
[ ]  Dividends in cash and capital gain distributions reinvested.

7 DISTRIBUTION INSTRUCTIONS

Complete the following if distributions are to be paid in cash to an address which differs from Section 2.

[ ]  Please mail distribution check as follows:
NAME____________________________________________________________________________

ADDRESS ACCOUNT NUMBER (IF APPLICABLE)__________________________________________

[ ]  Please wire distribution as follows:

NAME OF BANK ___________________________________________________________________

BANK ADDRESS ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

BANK ACCOUNT NUMBER_____________________________________________________________

BANK NUMBER_____________________________________________________________________

8 REDEMPTIONS

If the following is not completed, redemptions may only be requested in writing and checks mailed to the address of record named in Section 2.

[ ] I authorize StateTrust to honor redemption instructions given by telex, cable, fax or in any other written form provided that the proceeds are transmitted only to the bank account specified below.

NAME OF BANK ___________________________________________________________________

BANK ADDRESS ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

BANK ACCOUNT NUMBER_____________________________________________________________

BANK NUMBER_____________________________________________________________________

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9 BANK/DEALER

We hereby authorize StateTrust to act as our agent in connection with transactions under this Account Application.

BANK/DEALER NAME _______________________________________________________________

BRANCH NUMBER (IF ANY)__________________________________________________________

ADDRESS ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

TELEPHONE NUMBER _______________________________________________________________

AUTHORIZED SIGNATURE ___________________________________________________________

ACCOUNT OFFICER NAME ___________________________________________________________

ACCOUNT OFFICER NAME ___________________________________________________________

10 CERTIFICATION & SIGNATURE

By signing below, I/we agree to the following provisions and policies.

o    The information provided in this application is true, correct and complete.

o I/we are of legal age and have received and read the prospectus for the Fund(s) in which I am/we are investing and agree to its terms. I/we understand the investment objectives and program and believe that the Fund(s) is/are a suitable investment(s), based upon my/our investment needs and financial situation.

o If more than one applicant signs this application, then such signatories will be deemed to be joint applicants and joint owners. A corporation should sign under the hand of a duly authorized official who should state his representative capacity.

o Unless otherwise stipulated or until written notice to the contrary has been received from any of the joint holders who have signed this application, each and any one of the joint holders who have signed this application will be recognized as being entitled to exercise all of the rights attached to the shares issued, including the right to transfer the same.

o The information herein applies to all exchanges and distribution investments.

Under penalties of perjury, I certify that: the Social Security or Tax Identification Number (TIN) is correct and I am not subject to any backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified or have been notified that I am no longer subject to backup withholding. I am a US person (Including a US resident alien) and the IRS does not require your consent to any provision of this document other than certifications required to avoid back up withholding. I understand that if I do not provide a TIN to the fund within 30 days the Fund(s) is require to withholding 30% of all reportable payments until I provide a certified number.

                                                 (PLEASE COMPLETE REVERSE SIDE.)

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I/We acknowledge that I/we have received and read the prospectus and agree to the terms within.

PLEASE SIGN NAME(S) EXACTLY AS IT APPEARS IN SECTION 1.

SIGNATURE(S)____________________________________________________________________

            ____________________________________________________________________

DATE ___________________

PROVISIONS OF APPLICATIONS

GENERAL PROVISIONS

All investments will be made by StateTrust Investment, as agent for the broker/ dealer, in full and fractional shares carried out to three decimal places. StateTrust shall not be liable for any act or omission made in good faith.

REGISTRATION

Provide full names of investor or nominee. If a joint account, all names must be included. Joint accounts will be registered as joint tenants with rights of survivorship. If a corporation or other organization, the legal name must be given as well as the names and titles of those authorized to give instructions for the account.

DISTRIBUTION OPTION

If no box is checked, dividend and capital gain distributions will be reinvested.

WIRE TRANSFER

A. TO OPEN AN ACCOUNT WITH AN OVER-THE-WIRE PURCHASE. Have your dealer's back office call in advance to obtain a wire number.

B. FOR A NEW ACCOUNT. You will be asked to provide the information needed for
Section 1 though 5 and to confirm that you can provide each of certifications in
Section 9 in the Account Application. You must also complete the Account Application and mail it to StateTrust at the address noted in the prospectus.

C. FOR AN EXISTING ACCOUNT. You will be requested to provide the account number.
D. WIRE FORMAT. Your bank should be instructed to wire the investment as follows:

         Bank:_____________________________________________

         ABA Number:_______________________________________

         Credit Account:___________________________________

         Further Credit:___________________________________

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